UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 6, 2009

FLUID SOLUTIONS, INC.
(Name of small business issuer specified in its charter)

Nevada	000-53434	80-0250289
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

Ampelon 3, Kilkis, Greece 61100
(Address of principal executive offices)

+30 234 10 70 411
(Registrant’s telephone number)

_______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events. The issuer has issued a press release regarding its acquisition of Gold Standard Mining Corp. Item 9.01 Financial Statements and Exhibits. (d) Exhibits. Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUID SOLUTIONS, INC.

Date: May 6, 2009	/s/ Pantelis Zachos
Pantelis Zachos
Chief Executive Officer, Chairman, Director

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